CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We hereby consent to the use in this amendment No. 1 to Registration Statement on Form SB-2 of our report dated January 29, 2003, relating to the financial statements of Corporate Road Show.com Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.




                                                /s/ Lazar Levine & Felix LLP
                                                   ------------------------
                                                   LAZAR LEVINE & FELIX LLP

New York, New York
April  30, 2003

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